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                                                                    Exhibit 99.3
                                                                    ------------









                               UNAUDITED PRO FORMA



                        CONSOLIDATED FINANCIAL STATEMENTS

                                       FOR

                        PATIENT PORTAL TECHNOLOGIES, INC

                                       AND

                          TB&A HOSPITAL TELEVISION, INC

                      PATIENT PORTAL TECHNOLOGIES, INC. AND
                         TB&A HOSPITAL TELEVISION, INC.

                    INDEX TO UNAUDITED CONSOLIDATED PRO FORMA
             FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES



                                                                         Page
                                                                         ----

Selected Pro Forma Data                                                  PF-1

Pro Forma Balance Sheet                                                  PF-2

Pro Forma Income Statement of Operation                                  PF-3

Notes                                                                    PF-4




All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are not applicable, and therefore have been omitted.

                        PATIENT PORTAL TECHNOLOGIES, INC
                        AND TB&A HOSPITAL TELEVISION, INC
            SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
                            FOR FINANCIAL STATEMENTS



The unaudited pro forma consolidated balanced sheet of Patient Portal Technologies, Inc. and TB&A Hospital Television, Inc. ("TB&A") as of June 30, 2007 gives the effect to the purchase of TB&A as if it had occurred on January 1, 2007. The TB&A purchase transaction was closed on November 2, 2007 for approximately $3.875 Million payable in cash and assumption of liabilities totaling $400,000. The unaudited pro forma statements of operations for the period ended June 30, 2007 gives the effect to the acquisition by Patient Portal of TB&A as if it had occurred on January 1, 2007. The column headed TB&A Hospital Television in the unaudited pro forma statements of operations gives the effect to revenues and expenses of the acquisition for periods being reported and was not included in our historical financial statements. TB&A was acquired on November 2, 2007 and the purchase was accounted for by Patient Portal using the purchase method of accounting.

The following unaudited pro forma financial data have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only. The unaudited pro forma financial data presented are based upon the historical consolidated financial statements and the historical statements of revenues and direct operating expenses of Patient Portal Technologies, Inc and TB&A Hospital Television, Inc. and should be read in conjunction with such financial statements and related notes thereto included in this report.

The pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma financial statements, and the actual recording of transactions could differ. The unaudited pro forma financial data are not necessarily indicative of the financial results that would have occurred had the purchase been effective on and as of the date indicated and should not be viewed as indicative of operations in future periods.

      PATIENT PORTAL TECHNOLOGIES, INC. AND TB&A HOSPITAL TELEVISION, INC.
                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                               AS AT JUNE 30, 2007



                            Patient         TB & A       Proforma     ProForma
                            Portal         Hospital      Adjust-      Consoli-
                          Technologies    Television      ments        dated
           Assets

CURRENT ASSETS
Cash and cash equivalents       40,689       145,077                    185,766
Accounts receivable             72,348       738,466                    810,814
Inventory                            -       104,153                    104,153
                          ------------   -----------                ------------
                               113,037       987,696                  1,100,733

Intangible assets-
  hospital contracts         1,653,922                  2,791,314 A   4,445,236

PROPERTY PLANT &
  EQUIPMENT, net               810,132     2,674,447                  3,484,579

LONG TERM NOTE RECEIVABLE      250,000        47,910                    297,910
                          ------------   -----------                ------------
                             2,827,091     3,710,053                  9,328,458
                          ============   ===========                ============


CURRENT LIABILITIES
  Current portion of
    long term liabilities            -       326,402                    326,402
  Accounts payable              27,491       435,921                    463,412
  Commissions payable                        119,751                    119,751
  Notes payable                649,329                                  649,329
  Other current
    liabilities                  1,693       118,982                    120,675
                          ------------   -----------                ------------
                               678,513     1,001,056                  1,679,569
                          ------------   -----------                ------------

Long term debt                       -     1,025,110    4,275,000 B   5,300,110

REDEEMABLE PREFERRED
  STOCK, $.01 par value,
    authorised 1,000,000:
    Issued 110,000
    shares, at par
    value                        1,100             -                      1,100
                          ------------                              ------------

STOCKHOLDERS' EQUITY
Common stock, $.001 par
  value, authorised:
  100,000,000: 25,286,601
  Shares issued and
  outstanding at Dec 31,
  2006                          25,286           222          222 C      25,286

Additional paid-in-capital   5,249,961        22,473       22,473 C   5,249,961
Accumulated deficit         (3,127,769)    1,731,192    1,530,991 C  (3,160,068)
                                         -----------                ------------
                                           1,753,887                  2,115,179
Less treasury stock                           70,000       70,000 C           -
                          ------------   -----------                ------------
                             2,147,478     1,683,887                  2,115,179
                          ------------   -----------                ------------

                            2,827,091      3,710,053                  9,095,958
                          ============   ===========                ============

      PATIENT PORTAL TECHNOLOGIES, INC. AND TB&A HOSPITAL TELEVISION, INC.
                UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
                       FOR SIX MONTHS ENDED JUNE 30, 2007



                            Patient         TB & A       Proforma     ProForma
                            Portal         Hospital      Adjust-      Consoli-
                          Technologies    Television      ments        dated
Revenue
Rental income                  634,834     1,347,211                  1,982,045
Lease income and
  management fees                            145,307                    145,307
Sales - TV systems                         3,726,947                  3,726,947
                          ------------    ----------                ------------
                               634,834     5,219,465                  5,854,299
                          ------------    ----------                ------------

Cost of sales
Commissions - hospitals                      312,085                    312,085
Equipment and subcontract
  labor                        469,068     3,219,532                  3,688,600
                          ------------    ----------                ------------
                               469,068     3,531,617                  4,000,685
                          ------------    ----------                ------------

Gross profit                   165,766     1,687,848                  1,853,614
                          ------------    ----------                ------------

Operating expenses             288,384     1,213,148                  1,501,532
General and
  administrative expenses       88,741       182,815                    271,556
                          ------------    ----------                ------------
                               377,125     1,395,963                  1,773,088
                          ------------    ----------                ------------

Income from operations        (211,359)      291,885                     80,526

Other expense
Interest expense                86,670        73,284      232,500 D     392,454
Loss on disposal of
  fixed assets                                17,400                     17,400
                          ------------    ----------                ------------
                                86,670        90,684                    409,854
                          ------------    ----------                ------------

Net income before taxes       (298,029)      201,201                   (329,328)

State franchise taxes                -         1,000                      1,000
                          ------------    ----------                ------------

Net income                    (298,029)      200,201                   (330,328)

Retained earnings -
  beginning of year         (2,829,740)    1,530,991    1,530,991 E  (2,829,740)
                          ------------    ----------                ------------
Retained earnings -
  end of year               (3,127,769)    1,731,192                 (3,160,068)
                          ============    ==========                ============

                PATIENT PORTAL TECHNOLOGIES, INC. AND SUBSIDIARY
                UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2006



                            Patient         TB & A       Proforma     ProForma
                            Portal         Hospital      Adjust-      Consoli-
                          Technologies    Television      ments        dated


Revenue
Rental income                   13,575     2,684,674                  2,698,249
Lease income and
  management fees                            243,544                    243,544
Sales - TV systems                         6,329,855                  6,329,855
                          ------------    ----------                ------------
                                13,575     9,258,073                  9,271,648
                          ------------    ----------                ------------

Cost of sales
Commissions - hospitals                      639,516                    639,516
Equipment and subcontract
  labor                        115,332     5,585,249                  5,700,581
                          ------------    ----------                ------------
                               115,332     6,224,765                  6,340,097
                          ------------    ----------                ------------

Gross profit                  (101,757)    3,033,308                  2,931,551
                          ------------    ----------                ------------

Operating expenses                         2,356,885                  2,356,885
General and
  administrative expenses      173,499       336,960                    510,459
                          ------------    ----------                ------------
                               173,499     2,693,845                  2,867,344
                          ------------    ----------                ------------

Income from operations        (275,256)      339,463                     64,207

Other expense
Interest expense               126,152       150,726                    276,878
Loss on disposal of
  fixed assets                                34,418                     34,418
                          ------------    ----------                ------------
                               126,152       185,144                    311,296
                          ------------    ----------                ------------

Net income before taxes       (401,408)      154,319                   (247,089)

State franchise taxes                -         1,117                      1,117
                          ------------    ----------                ------------

Net income                    (401,408)      153,202                   (248,206)

Retained earnings -
  beginning of year         (2,428,332)    1,377,789    1,530,991 E  (2,581,534)
                          ------------    ----------                ------------
Retained earnings -
  end of year               (2,829,740)    1,530,991                 (2,829,740)
                          ============    ==========                ============

                                    NOTES TO
                               UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS



The unaudited pro forma financial data for Patient Portal Technologies, Inc, and TB&A Hospital Television as for the year ended December 31, 2006 has been prepared to give effect to the acquisition by Patient Portal Technologies, Inc. TB&A Hospital Television. The column headed TB&A Hospital Television in the unaudited pro forma statement of operations gives effect to the revenues and direct operating expenses of the acquisition for the period, they were not included in Patient Portal Technologies historical financial statements. The unaudited pro forma financial statements are not necessarily indicative of the results of Patient Portal Technologies, Inc. future operations.

The unaudited pro forma adjustment notes for the balance sheet are as follows:

A. The estimated value of hospital contracts purchased and preliminary adjustments to historical book value of TB&A Hospital Television as a result of the TB&A transaction.

B.       $4.275 Million loan, at 12% per annum, to purchase TB&A Hospital
         Television.

C.       Acquisition equity eliminations.


The unaudited pro forma adjustment notes for the statement of operations are as follows:

D.       Interest on $3.875 Million acquisition debt at 12% per annum.


E.       Elimination of pre-acquisition profits.














                                      PF-4

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